First-Quarter 2018 Earnings Conference Call Presentation April 30, 2018

Forward‐Looking Statements This presentation contains forward-looking statements within the meaning of federal securities laws regarding MPLX LP (“MPLX”) and Marathon Petroleum Corporation (“MPC“). These forward-looking statements relate to, among other things, expectations, estimates and projections concerning the business and operations of MPLX and MPC, including strategic initiatives and our value creation plans. You can identify forward-looking statements by words such as “anticipate,” “believe,” “design,” “estimate,” “expect,” “forecast,” “goal,” “guidance,” “imply,” “intend,” “objective,” “opportunity,” “outlook,” “plan,” “position,” “pursue,” “prospective,” “predict,” “project,” “potential,” “seek,” “strategy,” “target,” “could,” “may,” “should,” “would,” “will” or other similar expressions that convey the uncertainty of future events or outcomes. Such forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond the companies’ control and are difficult to predict. Factors that could cause MPLX’s actual results to differ materially from those implied in the forward-looking statements include: negative capital market conditions, including an increase of the current yield on common units, adversely affecting MPLX’s ability to meet its distribution growth guidance; our ability to achieve the strategic and other objectives related to the strategic initiatives discussed herein and other proposed transactions; adverse changes in laws including with respect to tax and regulatory matters; the adequacy of MPLX’s capital resources and liquidity, including, but not limited to, availability of sufficient cash flow to pay distributions and access to debt on commercially reasonable terms, and the ability to successfully execute its business plans and growth strategy; the timing and extent of changes in commodity prices and demand for crude oil, refined products, feedstocks or other hydrocarbon-based products; continued/further volatility in and/or degradation of market and industry conditions; changes to the expected construction costs and timing of projects; completion of midstream infrastructure by competitors; disruptions due to equipment interruption or failure, including electrical shortages and power grid failures; the suspension, reduction or termination of MPC’s obligations under MPLX’s commercial agreements; modifications to earnings and distribution growth object ives; our ability to manage disruptions in credit markets or changes to our credit rating; compliance with federal and state environmental, economic, health and safety, energy and other policies and regulations and/or enforcement actions initiated thereunder; adverse results in litigation; changes to MPLX's capital budget; other risk factors inherent to MPLX’s industry; and the factors set forth under the heading “Risk Factors” in MPLX’s Annual Report on Form 10-K for the year ended Dec. 31, 2017, filed with the Securities and Exchange Commission (“SEC”). Factors that could cause MPC’s actual results to differ materially from those implied in the forward-looking statements include: risks associated with the proposed transaction between MPC and Andeavor, including, but not limited to, our ability to complete the proposed transaction on anticipated terms and timetable, the ability to obtain stockholder and government approval, the ability to satisfy various other conditions to the closing of the proposed transaction, the risk that the cost savings and any other synergies from the proposed transaction may not be fully realized or may take longer to realize than expected, disruption from the proposed transaction making it more difficult to maintain relationships with customers, employees or suppliers, and risks relating to any unforeseen liabilities of Andeavor; our abili ty to achieve the strategic and other objectives related to the strategic initiatives discussed herein; our ability to manage disruptions in credit markets or changes to our credit rating; adverse changes in laws including with respect to tax and regulatory matters; changes to the expected construction costs and timing of projects; continued/further volatility in and/or degradation of market and industry conditions; the availability and pricing of crude oil and other feedstocks; slower growth in domestic and Canadian crude supply; the effects of the lifting of the U.S. crude oil export ban; completion of pipeline capacity to areas outside the U.S. Midwest; consumer demand for refined products; transportation logistics; the reliability of processing units and other equipment; MPC’s ability to successfully implement growth opportunities; the impact of adverse market conditions affecting MPC’s midstream business; modifications to MPLX earnings and distribution growth objectives, and other risks described above with respect to MPLX; compliance with federal and state environmental, economic, health and safety, energy and other policies and regulations, including the cost of compliance with the Renewable Fuel Standard, and/or enforcement actions initiated thereunder; adverse results in litigation; changes to MPC’s capital budget; other risk factors inherent to MPC’s industry; and the factors set forth under the heading “Risk Factors” in MPC’s Annual Report on Form 10-K for the year ended Dec. 31, 2017, filed with the SEC. In addition, the forward-looking statements included herein could be affected by general domestic and international economic and political conditions. Unpredictable or unknown factors not discussed here, in MPLX’s Form 10-K or in MPC’s Form 10-K could also have material adverse effects on forward-looking statements. Copies of MPLX’s Form 10-K are available on the SEC website, MPLX’s website at http://ir.mplx.com or by contacting MPLX’s Investor Relations office. Copies of MPC’s Form 10-K are available on the SEC website, MPC’s website at http://ir.marathonpetroleum.com or by contacting MPC’s Investor Relations office. Non-GAAP Financial Measures Adjusted EBITDA, distributable cash flow (DCF) and distribution coverage ratio are non-GAAP financial measures provided in this presentation. Adjusted EBITDA and DCF reconciliations to the nearest GAAP financial measure are included in the Appendix to this presentation. Distribution coverage ratio is the ratio of DCF attributable to GP and LP unitholders to total GP and LP distributions declared. Adjusted EBITDA, DCF and distribution coverage ratio are not defined by GAAP and should not be considered in isolation or as an alternative to net income attributable to MPLX, net cash provided by operating activities or other financial measures prepared in accordance with GAAP. The EBITDA forecasts related to certain projects were determined on an EBITDA-only basis. Accordingly, information related to the elements of net income, including tax and interest, are not available and, therefore, reconciliations of these non-GAAP financial measures to the nearest GAAP financial measures have not been provided. 2

Opening Comments  MPC announced its plan to combine with Andeavor creating a leading U.S. energy company – At close, MPC will own GPs of MPLX and Andeavor Logistics, and the majority of LP units of both partnerships – MPC will evaluate long-term structure at appropriate time following the closing of the Andeavor transaction  Reported record first-quarter results driven by strong contributions from underlying base business and February 1 dropdown  Extraordinarily well-positioned to deliver long-term value for investors 3

First Quarter Highlights  Reported record first-quarter adjusted EBITDA of $760 million and distributable cash flow of $619 million  Declared 21st consecutive quarterly distribution increase to $0.6175 per common unit for the first-quarter 2017  Affirmed 2018 distribution growth guidance of 10% and execution of self-funding model  Strong financial position at quarter end with 3.8x leverage and coverage ratio of 1.29x 4

MPC Refineries MPLX Terminals: Owned and Part-owned MPLX Pipelines: Owned & Operated MPLX Interest Pipelines: Operated by Others Cavern Barge Dock Headquarters MPLX Operated Pipelines: Owned by Others MPLX Refining Logistics Assets Logistics & Storage Segment 5  Completed dropdown of refining logistics assets and fuels distribution services from MPC on February 1  Expanded marine fleet by 2 boats and 13 barges; further growth planned later this year  Robinson butane cavern placed in service in late March  Ozark and Wood River-to-Patoka pipeline expansion projects expected to complete by mid-2018 As of March 31, 2018

Gathering & Processing Segment 6 Marcellus & Utica Operations  Gathered volumes averaged 2.7 Bcf/d, ~46% increase over first-quarter 2017  Processed volumes averaged 5.1 Bcf/d, ~10% increase over first-quarter 2017  Sherwood 9 plant began ramping up operations  Commenced operations of Houston 1 plant in March (a)Includes amounts related to unconsolidated equity method investments on a 100% basis (b)Based on weighted average number of days plant(s) in service. Excludes periods of maintenance Processed Volumes(a) Area Available Capacity (MMcf/d) Average Volume (MMcf/d) Utilization (%)(b) Marcellus 4,920 4,114 87% Houston 720 477 87% Majorsville 1,070 1,016 95% Mobley 920 725 79% Sherwood 1,800 1,527 85% Bluestone 410 369 90% Utica 1,325 936 71% Cadiz 525 490 87% Seneca 800 446 71% 1Q 2018 Total 6,245 5,050 83% 4Q 2017 Total 5,845 5,194 89%

Gathering & Processing Segment 7 Marcellus & Utica Fractionation  Achieved 1Q 2018 fractionated volumes of ~395 MBPD  Achieved ~18% growth in quarterly fractionated volumes over first- quarter 2017 Fractionated Volumes(a) Area Available Capacity (MBPD)(b) Average Volume (MBPD) Utilization (%)(c) 1Q18 Total C3+ 287 219 76% 1Q18 Total C2 244 176 72% 4Q17 Total C3+ 287 227 79% 4Q17 Total C2 244 162 71% (a)Includes amounts related to unconsolidated equity method investments on a 100% basis (b)Excludes Cibus Ranch condensate facility (c)Based on weighted average number of days plant(s) in service. Excludes periods of maintenance

Gathering & Processing Segment Southwest Operations (a)Includes amounts related to unconsolidated equity method investments on a 100% basis (b)Based on weighted average number of days plant(s) in service. Excludes periods of maintenance (c)West Texas is composed of the Hidalgo plant in the Delaware Basin (d)Includes Centrahoma volumes sent to third parties. Processing capacity and utilization based on the higher of the partnership’s portion of Centrahoma JV or the average volume processed Processed Volumes(a) Area Available Capacity (MMcf/d) Average Volume (MMcf/d) Utilization (%)(b) West Texas(c) 400 220 63% East Texas 600 386 64% Western OK 425 406 96% Southeast OK(d) 217 217 100% Gulf Coast 142 96 68% 1Q 2018 Total(d) 1,784 1.325 77% 4Q 2017 Total(d) 1,613 1,373 85% 8  Gathered volumes averaged 1.5 Bcf/d, ~10% increase over first-quarter 2017  Processed volumes averaged 1.3 Bcf/d, ~5% increase over first-quarter 2017  Executing growth strategy – Commenced operations of 200 MMcf/d Argo plant, our second in West Texas (Delaware Basin) – Continue construction of Omega plant in Western Oklahoma (STACK) expected to be operational mid-2018

423 760 0 200 400 600 800 1Q 2017 1Q 2018 $ M M Adjusted EBITDA 1Q 2018 Financial Highlights 9 354 619 0 200 400 600 800 1Q 2017 1Q 2018 $ M M Distributable Cash Flow Segment Adjusted EBITDA ($MM) Three Months Ended March 31 2017 2018 Logistics and Storage 142 437 Gathering and Processing 281 323

Adjusted EBITDA 10 1Q 2018 vs. 1Q 2017 Variance Analysis 423 L&S 142 47 43 169 24 12 42 760 0 200 400 600 800 1,000 1Q 2017 Adjusted EBITDA Attributable to MPLX 1Q 2017 Drop 3Q 2017 Drop 1Q 2018 Drop Non-recurring 1Q18 Drop Impact Logistics & Storage Gathering & Processing 1Q 2018 Adjusted EBITDA Attributable to MPLX $ M M G&P 281 G&P 323 L&S 437 (Terminal, Pipeline & Storage Assets) (Joint Interests in Pipeline & Storage Assets) (Refinery Logistics Assets & Fuels Distribution Services) Estimated Annual Adjusted EBITDA from dropdowns(a) ~$250 MM ~$138 MM ~$1.0 B Total: ~$1.4 B (a) Based on previous guidance

MPLX Capitalization, Leverage and Liquidity 11 ($MM except ratio data) As of 3/31/18 Cash and cash equivalents 2 Total assets 21,006 Total debt(a) 11,862 Redeemable preferred units 1,000 Total equity 6,978 Consolidated total debt to LTM pro forma adjusted EBITDA(b) 3.8x Remaining capacity available under $2.25 B revolving credit agreement 2,247 Remaining capacity available under $500 MM credit agreement with MPC 500 (a)Total debt includes $0 MM of outstanding intercompany borrowings classified in current liabilities as of March 31, 2018 (b)Calculated using face value total debt and LTM pro forma adjusted EBITDA, which is pro forma for acquisitions. Face value total debt includes approximately $495 MM of unamortized discount and debt issuance costs as of March 31, 2018.

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MPLX Organic Growth Capital Projects

Gathering and Processing Segment

MPLX ENERGY LOGISTICS

Processing and Fractionation	Shale Resource	Capacity	Est. Completion Date
Sherwood 9 Processing Plant[b]	Marcellus	200 MMcf/d	In-Service
Houston 1 Processing Plant[c]	Marcellus	200 MMcf/d	In-Service
Argo Processing Plant	Delaware	200 MMcf/d	In-Service
Omega Processing Plant	Cana-Woodford	75 MMcf/d	Mid-2018
Majorsville 7 Processing Plant	Marcellus	200 MMcf/d	3Q18
Sherwood 10 Processing Plant[b]	Marcellus	200 MMcf/d	3Q18
Sherwood C2 Fractionation	Marcellus	20,000 BPD	3Q18
Sherwood 11 Processing Plant[b]	Marcellus	200 MMcf/d	4Q18
Harmon Creek Processing Plant	Marcellus	200 MMcf/d	4Q18
Harmon Creek C2 Fractionation	Marcellus	20,000 BPD	4Q18
Hopedale IV C3+ Fractionation	Marcellus & Utica	60,000 BPD	4Q18
NGL Pipeline Expansions	Northeast & Southwest	N/A	Ongoing

Gathering	Est. Completion Date
Marcellus/Utica Rich- and Dry-Gas Gathering[a]	Ongoing
Western Oklahoma - STACK Rich-Gas and Oil Gathering	Ongoing

[a] Utica Rich- and Dry-Gas Gathering is a joint venture between MarkWest Utica EMG's and Summit Midstream LLC. Dry-Gas Gathering in the Utica Shale is completed through a joint venture with MarkWest and EMG.
[b] Sherwood Midstream investment
[c] Replacement of existing Houston 35 MMcf/d plant

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MPLX Organic Growth Capital Projects Logistics and Storage Segment 14 Projects Description Est. Completion Date Ozark Pipeline Expansion Increasing pipeline capacity to 360 MBPD; provides crude sourcing optionality to Midwest refineries Mid-2018 Wood River-to-Patoka Pipeline Expansion Increasing pipeline capacity to 360 MBPD; provides crude sourcing optionality to Midwest refineries Mid-2018 Robinson Butane Cavern Displaces MPC’s third-party storage services and optimizes butane handling In-Service Texas City Tank Farm MPC and third-party logistics solution 3Q18 Patoka Tank Farm MPC and third-party logistics solution 4Q18 Marine Fleet Expansion Displaces MPC’s third-party barges and supports increased demand 2018/2019

Reconciliation of Adjusted EBITDA and Distributable Cash from Net Income 15 (a)The Partnership makes a distinction between realized or unrealized gains and losses on derivatives. During the period when a derivative contract is outstanding, changes in the fair value of the derivative are recorded as an unrealized gain or loss. When a derivative contract matures or is settled, the previously recorded unrealized gain or loss is reversed and the realized gain or loss of the contract is recorded. (b)The Adjusted EBITDA and DCF adjustments related to the Predecessor are excluded from adjusted EBITDA attributable to MPLX LP and DCF prior to the acquisition dates. ($MM) 1Q 2018 1Q 2017 Net income 423 187 Depreciation and amortization 176 187 Provision for income taxes 4 - Amortization of deferred financing costs 16 12 Non-cash equity-based compensation 4 3 Net interest and other financial costs 114 66 (Income) loss from equity investments (61) (5) Distributions from unconsolidated subsidiaries 68 33 Other adjustments to equity method investment distributions 22 - Unrealized derivative losses(a) (7) (16) Acquisition costs 3 4 Adjusted EBITDA 762 471 Adjusted EBITDA attributable to noncontrolling interests (2) (1) Adjusted EBITDA attributable to Predecessor(b) - (47) Adjusted EBITDA attributable to MPLX LP 760 423 Deferred revenue impacts 9 8 Net interest and other financial costs (114) (66) Maintenance capital expenditures (25) (12) Equity method investments capital expenditures paid out (11) (2) Other - 1 Portion of DCF adjustments attributable to Predecessor(b) - 2 Distributable cash flow attributable to MPLX LP 619 354 Preferred unit distributions (16) (16) Distributable cash flow available to GP and LP unitholders 603 338

Reconciliation of Adjusted EBITDA and Distributable Cash from Net Cash Provided by Operating Activities 16 ($MM) 1Q 2018 1Q 2017 Net cash provided by operating activities 450 377 Changes in working capital items 178 44 All other, net (3) (9) Non-cash equity-based compensation 4 3 Net gain on disposal of assets - (1) Net interest and other financial costs 114 66 Asset retirement expenditures 1 1 Unrealized derivative losses (a) (7) (16) Acquisition costs 3 4 Other adjustments to equity method investment distributions 22 - Other - 2 Adjusted EBITDA 762 471 Adjusted EBITDA attributable to noncontrolling interests (2) (1) Adjusted EBITDA attributable to Predecessor(b) - (47) Adjusted EBITDA attributable to MPLX LP 760 423 Deferred revenue impacts 9 8 Net interest and other financial costs (114) (66) Maintenance capital expenditures (25) (12) Equity method investments capital expenditures paid out (11) (2) Other - 1 Portion of DCF adjustments attributable to Predecessor(b) - 2 Distributable cash flow attributable to MPLX LP 619 354 Preferred unit distributions (16) (16) Distributable cash flow attributable to GP and LP unitholders 603 338 (a)The Partnership makes a distinction between realized or unrealized gains and losses on derivatives. During the period when a derivative contract is outstanding, changes in the fair value of the derivative are recorded as an unrealized gain or loss. When a derivative contract matures or is settled, the previously recorded unrealized gain or loss is reversed and the realized gain or loss of the contract is recorded. (b)The Adjusted EBITDA and DCF adjustments related to the Predecessor are excluded from adjusted EBITDA attributable to MPLX LP and DCF prior to the acquisition dates.

Segment Operating Income Reconciliation to Income From Operations 17 ($MM) 1Q 2018 1Q 2017 L&S segment operating income attributable to MPLX 424 156 G&P segment operating income attributable to MPLX(a) 350 309 Segment portion attributable to equity affiliates (53) (40) Segment portion attributable to Predecessor(b) - 53 Income (loss) from equity method investments 61 5 Other income – related parties 13 11 Unrealized derivative losses(c) 7 16 Depreciation and amortization (176) (187) General and administrative expenses (69) (58) Income from operations 557 265 (a)All Partnership-operated, non-wholly owned subsidiaries are treated as if they are consolidated. (b)The operating income of the Predecessor is excluded from segment operating income attributable to MPLX LP prior to the acquisition dates. (c)The Partnership makes a distinction between realized or unrealized gains and losses on derivatives. During the period when a derivative contract is outstanding, changes in the fair value of the derivative are recorded as an unrealized gain or loss. When a derivative contract matures or is settled, the previously recorded unrealized gain or loss is reversed and the realized gain or loss of the contract is recorded.

Reconciliation of Segment Adjusted EBITDA to Net Income 18 (a)The Partnership makes a distinction between realized or unrealized gains and losses on derivatives. During the period when a derivative contract is outstanding, changes in the fair value of the derivative are recorded as an unrealized gain or loss. When a derivative contract matures or is settled, the previously recorded unrealized gain or loss is reversed and the realized gain or loss of the contract is recorded. (b) The adjusted EBITDA adjustments related to the Predecessor are excluded from adjusted EBITDA attributable to MPLX LP prior to the acquisition dates. ($MM) 1Q 2018 1Q 2017 L&S segment adjusted EBITDA attributable to MPLX LP 437 142 G&P segment adjusted EBITDA attributable to MPLX LP 323 281 Adjusted EBITDA attributable to MPLX LP 760 423 Depreciation and amortization (176) (187) Provision for income taxes (4) - Amortization of deferred financing costs (16) (12) Non-cash equity-based compensation (4) (3) Net interest and other financial costs (114) (66) (Income) loss from equity investments 61 5 Distributions from unconsolidated subsidiaries (68) (33) Other adjustments to equity method investment distributions (22) - Unrealized derivative losses(a) 7 16 Acquisition costs (3) (4) Noncontrolling interest 2 1 Adjusted EBITDA attributable to Predecessor(b) - 47 Net income 423 187

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